EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $21.9 million, EPS of $0.25

Operating Earnings of $23.2 million, Operating EPS of $0.26

BOSTON, July 26, 2023 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $21.9 million, or $0.25 per basic and diluted share, for the second quarter of 2023, compared to net income of $7.6 million, or $0.09 per basic and diluted share, for the first quarter of 2023, and net income of $25.2 million, or $0.33 per basic and diluted share, for the second quarter of 2022.

“I am pleased to report on our consistent performance in the second quarter,” Chairman and CEO Paul Perrault commented on the Company’s earnings. “Core deposits increased from the prior quarter and our bankers continue to demonstrate our culture by providing excellent customer service to our clients, which contributes to the continued growth of our Company.”

BALANCE SHEET

Total assets at June 30, 2023 decreased $0.3 billion to $11.2 billion from $11.5 billion at March 31, 2023, and increased $2.7 billion from $8.5 billion at June 30, 2022. At June 30, 2023, total loans and leases were $9.3 billion, representing an increase of $0.1 billion from March 31, 2023, and an increase of $2.0 billion from June 30, 2022. The loan portfolio grew $0.1 billion in the second quarter compared to growth of $1.6 billion in the first quarter, primarily driven by the completion of the acquisition of PCSB Financial Corporation ("PCSB").

Total investment securities at June 30, 2023 decreased $156.8 million to $910.2 million from $1.1 billion at March 31, 2023, and increased $192.4 million from $717.8 million at June 30, 2022. Total cash and cash equivalents at June 30, 2023 decreased $261.9 million to $224.4 million from $486.3 million at March 31, 2023, and increased $134.1 million from $90.3 million at June 30, 2022. As of June 30, 2023, total investment securities and total cash and cash equivalents represented 10.1 percent of total assets compared to 13.5 percent and 9.5 percent as of March 31, 2023 and June 30, 2022, respectively.

Total deposits at June 30, 2023 increased $60.6 million to $8.52 billion from $8.46 billion at March 31, 2023, consisting of a $110.1 million increase in core deposits (which include demand checking, NOW, money market and savings accounts) and certificate of deposit accounts, partially offset by a $49.5 million decrease in brokered deposits, and increased $1.6 billion from $6.9 billion at June 30, 2022, primarily driven by the completion of the PCSB acquisition.

Total borrowed funds at June 30, 2023 decreased $403.8 million to $1.2 billion from $1.6 billion at March 31, 2023, and increased $748.1 million from $478.2 million at June 30, 2022.

The ratio of stockholders’ equity to total assets was 10.37 percent at June 30, 2023, compared to 10.11 percent at March 31, 2023, and 11.38 percent at June 30, 2022. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 8.16 percent at June 30, 2023, compared to 7.94 percent at March 31, 2023, and 9.65 percent at June 30, 2022. Tangible book value per share (non-GAAP) decreased $0.01 from $10.08 at March 31, 2023 to $10.07 at June 30, 2023, compared to $10.51 at June 30, 2022.

NET INTEREST INCOME

Net interest income remained consistent quarter over quarter at $86.0 million. The net interest margin decreased 10 basis points to 3.26 percent for the three months ended June 30, 2023 from 3.36 percent for the three months ended March 31, 2023, primarily driven by higher funding costs.

NON-INTEREST INCOME

Total non-interest income for the quarter ended June 30, 2023 decreased $7.5 million to $5.5 million from $12.9 million for the quarter ended March 31, 2023. The decrease was primarily driven by a combined $3.0 million decline in gain on sales of loans and investment, $2.0 million decline in derivative income, and $2.0 million impact from the mark to market on interest rate swaps.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $5.7 million for the quarter ended June 30, 2023, compared to $25.3 million for the quarter ended March 31, 2023. The higher provision for credit losses in the first quarter of 2023 was primarily driven by the acquisition of PCSB as well as loan growth.

Total net charge-offs for the second quarter of 2023 were $1.1 million compared to $0.5 million in the first quarter of 2023. The increase was primarily driven by an increase in net charge-offs on equipment financing loans of $0.6 million. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 5 basis points for the second quarter of 2023 from 2 basis points for the first quarter of 2023.

The allowance for loan and lease losses represented 1.35 percent of total loans and leases at June 30, 2023, compared to 1.31 percent at March 31, 2023, and 1.28 percent at June 30, 2022.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.50 percent at June 30, 2023, an increase from 0.31 percent at March 31, 2023. Total nonaccrual loans and leases increased $17.9 million to $46.3 million at June 30, 2023 from $28.5 million at March 31, 2023. The ratio of nonperforming assets to total assets was 0.42 percent at June 30, 2023, an increase from 0.25 percent at March 31, 2023. Total nonperforming assets increased $18.0 million to $46.9 million at June 30, 2023 from $29.0 million at March 31, 2023. The increase in nonperforming assets was primarily driven by a $9.3 million commercial relationship and a $2.8 million commercial real estate relationship.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2023 decreased $7.0 million to $57.8 million from $64.8 million for the quarter ended March 31, 2023. The decrease was primarily driven by decreases of $5.4 million in merger and acquisition expense, $3.1 million in compensation and employee benefits expense, and $0.4 million in occupancy expense, partially offset by an increase of $1.4 million in FDIC insurance expense and an increase of $0.6 million in professional services expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 21.4 percent and 19.4 percent for the three and six months ended June 30, 2023 compared to 12.8 percent for the three months ended March 31, 2023 and 25.2 percent for both the three and six months ended June 30, 2022.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 0.78 percent during the second quarter 2023 from 0.27 percent for the first quarter of 2023.

The annualized return on average stockholders' equity increased to 7.44 percent during the second quarter of 2023 from 2.61 percent for the first quarter of 2023. The annualized return on average tangible stockholders’ equity increased to 9.67 percent for the second quarter of 2023 from 3.43 percent for the first quarter of 2023.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended June 30, 2023. The dividend will be paid on August 25, 2023 to stockholders of record on August 11, 2023.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, July 27, 2023 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/769450735. To listen to the call without access to the slides, interested parties may dial 833-470-1428 (United States) or 404-975-4839 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 281178). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 204-525-0658 (internationally) and entering the passcode: 932919.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $11.2 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the acquisition of PCSB; turbulence in the capital and debt markets; changes in interest rates; competitive pressures from other financial institutions; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$86,037	$86,049	$80,030	$78,026	$71,867
Provision (credit) for credit losses	5,726	25,344	5,671	2,845	173
Provision (credit) for investment losses	133	198	54	(10)	54
Non-interest income	5,462	12,937	9,056	6,834	6,928
Non-interest expense	57,825	64,776	47,225	44,959	44,871
Income before provision for income taxes	27,815	8,668	36,136	37,066	33,697
Net income	21,850	7,560	29,695	30,149	25,195

Performance Ratios:
Net interest margin (1)	3.26%	3.36%	3.81%	3.80%	3.56%
Interest-rate spread (1)	2.51%	2.66%	3.35%	3.58%	3.41%
Return on average assets (annualized)	0.78%	0.27%	1.34%	1.40%	1.18%
Return on average tangible assets (annualized) (non-GAAP)	0.79%	0.28%	1.37%	1.43%	1.21%
Return on average stockholders' equity (annualized)	7.44%	2.61%	12.09%	12.29%	10.32%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	9.67%	3.43%	14.48%	14.72%	12.39%
Efficiency ratio (2)	63.20%	65.44%	53.01%	52.98%	56.95%

Per Common Share Data:
Net income — Basic	$0.25	$0.09	$0.39	$0.39	$0.33
Net income — Diluted	0.25	0.09	0.39	0.39	0.33
Cash dividends declared	0.135	0.135	0.135	0.135	0.130
Book value per share (end of period)	13.11	13.14	12.91	12.54	12.63
Tangible book value per share (end of period) (non-GAAP)	10.07	10.08	10.80	10.43	10.51
Stock price (end of period)	8.74	10.50	14.15	11.65	13.31

Balance Sheet:
Total assets	$11,206,078	$11,522,485	$9,185,836	$8,695,708	$8,514,230
Total loans and leases	9,340,799	9,246,965	7,644,388	7,421,304	7,291,912
Total deposits	8,517,013	8,456,462	6,522,146	6,735,605	6,894,457
Total stockholders’ equity	1,162,308	1,165,066	992,125	963,618	968,496

Asset Quality:
Nonperforming assets	$46,925	$28,962	$15,302	$18,312	$21,259
Nonperforming assets as a percentage of total assets	0.42%	0.25%	0.17%	0.21%	0.25%
Allowance for loan and lease losses	$125,817	$120,865	$98,482	$94,169	$93,188
Allowance for loan and lease losses as a percentage of total loans and leases	1.35%	1.31%	1.29%	1.27%	1.28%
Net loan and lease charge-offs (recoveries)	$1,097	$451	$310	$(179)	$1,242
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.05%	0.02%	0.02%	(0.01)%	0.07%

Capital Ratios:
Stockholders’ equity to total assets	10.37%	10.11%	10.80%	11.08%	11.38%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.16%	7.94%	9.20%	9.39%	9.65%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$44,323	$30,782	$191,767	$65,638	$50,429
Short-term investments	180,109	455,538	191,192	46,873	39,900
Total cash and cash equivalents	224,432	486,320	382,959	112,511	90,329
Investment securities available-for-sale	910,210	1,067,032	656,766	675,692	717,818
Total investment securities	910,210	1,067,032	656,766	675,692	717,818
Loans and leases:
Commercial real estate loans	5,670,771	5,610,414	4,404,148	4,269,512	4,225,754
Commercial loans and leases	2,193,027	2,147,149	2,016,499	1,933,645	1,860,182
Consumer loans	1,477,001	1,489,402	1,223,741	1,218,147	1,205,976
Total loans and leases	9,340,799	9,246,965	7,644,388	7,421,304	7,291,912
Allowance for loan and lease losses	(125,817)	(120,865)	(98,482)	(94,169)	(93,188)
Net loans and leases	9,214,982	9,126,100	7,545,906	7,327,135	7,198,724
Restricted equity securities	71,421	86,230	71,307	44,760	35,406
Premises and equipment, net of accumulated depreciation	90,685	87,799	71,391	69,912	69,557
Right-of-use asset operating leases	31,774	30,067	19,484	18,614	18,226
Deferred tax asset	77,704	75,028	52,237	56,894	50,736
Goodwill	241,222	241,222	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	28,126	30,080	1,781	1,902	2,022
Other real estate owned and repossessed assets	602	508	408	591	507
Other assets	314,920	292,099	223,170	227,270	170,478
Total assets	$11,206,078	$11,522,485	$9,185,836	$8,695,708	$8,514,230
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,843,516	$1,899,370	$1,802,518	$1,848,562	$1,845,365
NOW accounts	699,119	757,411	544,118	597,870	628,791
Savings accounts	1,464,054	1,268,375	762,271	824,789	894,926
Money market accounts	2,166,570	2,185,971	2,174,952	2,405,680	2,402,992
Certificate of deposit accounts	1,410,905	1,362,970	928,143	924,771	1,006,786
Brokered deposit accounts	932,849	982,365	310,144	133,933	115,597
Total deposits	8,517,013	8,456,462	6,522,146	6,735,605	6,894,457
Borrowed funds:
Advances from the FHLBB	1,043,381	1,458,457	1,237,823	557,895	307,967
Subordinated debentures and notes	84,116	84,080	84,044	84,008	83,970
Other borrowed funds	98,773	87,565	110,785	116,865	86,263
Total borrowed funds	1,226,270	1,630,102	1,432,652	758,768	478,200
Operating lease liabilities	33,021	31,373	19,484	18,614	18,226
Mortgagors’ escrow accounts	17,207	17,080	5,607	5,785	5,771
Reserve for unfunded credits	22,789	23,112	20,602	19,555	17,511
Accrued expenses and other liabilities	227,470	199,290	193,220	193,763	131,569
Total liabilities	10,043,770	10,357,419	8,193,711	7,732,090	7,545,734
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 96,998,075 shares issued, 96,998,075 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	970	970	852	852	852
Additional paid-in capital	905,084	904,174	736,074	735,119	738,544
Retained earnings, partially restricted	417,328	407,528	412,019	392,779	372,677
Accumulated other comprehensive income	(66,156)	(52,688)	(61,947)	(70,227)	(44,977)
Treasury stock, at cost;
7,734,891, 7,734,891, 7,731,445, 7,730,945, and 7,995,888 shares, respectively	(94,918)	(94,918)	(94,873)	(94,866)	(98,525)
Unallocated common stock held by the Employee Stock Ownership Plan;
0, 0, 0, 4,833, and 11,442 shares, respectively	—	—	—	(39)	(75)
Total stockholders' equity	1,162,308	1,165,066	992,125	963,618	968,496
Total liabilities and stockholders' equity	$11,206,078	$11,522,485	$9,185,836	$8,695,708	$8,514,230

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$132,299	$121,931	$98,386	$84,375	$74,287
Debt securities	8,034	7,870	3,497	3,337	3,249
Restricted equity securities	1,673	1,255	766	467	337
Short-term investments	3,351	1,495	754	464	156
Total interest and dividend income	145,357	132,551	103,403	88,643	78,029
Interest expense:
Deposits	43,147	29,368	14,185	7,354	4,282
Borrowed funds	16,173	17,134	9,188	3,263	1,880
Total interest expense	59,320	46,502	23,373	10,617	6,162
Net interest income	86,037	86,049	80,030	78,026	71,867
Provision for credit losses	5,726	25,344	5,671	2,845	173
Provision (credit) for investment losses	133	198	54	(10)	54
Net interest income after provision for credit losses	80,178	60,507	74,305	75,191	71,640
Non-interest income:
Deposit fees	2,866	2,657	2,916	2,759	2,744
Loan fees	491	391	446	349	666
Loan level derivative income, net	363	2,373	670	1,275	1,615
Gain on investment securities, net	3	1,701	321	—	—
Gain on sales of loans and leases held-for-sale	308	1,638	2,612	889	291
Other	1,431	4,177	2,091	1,562	1,612
Total non-interest income	5,462	12,937	9,056	6,834	6,928
Non-interest expense:
Compensation and employee benefits	33,438	36,565	29,525	28,306	28,772
Occupancy	4,870	5,223	4,005	3,906	3,807
Equipment and data processing	6,531	6,462	5,758	5,066	4,931
Professional services	1,986	1,430	1,546	1,069	1,219
FDIC insurance	2,609	1,244	1,001	709	739
Advertising and marketing	1,382	1,410	1,052	1,337	1,319
Amortization of identified intangible assets	1,954	1,966	120	120	120
Merger and acquisition expense	1,002	6,409	641	1,073	535
Other	4,053	4,067	3,577	3,373	3,429
Total non-interest expense	57,825	64,776	47,225	44,959	44,871
Income before provision for income taxes	27,815	8,668	36,136	37,066	33,697
Provision for income taxes	5,965	1,108	6,441	6,917	8,502
Net income	$21,850	$7,560	$29,695	$30,149	$25,195
Earnings per common share:
Basic	$0.25	$0.09	$0.39	$0.39	$0.33
Diluted	$0.25	$0.09	$0.39	$0.39	$0.33
Weighted average common shares outstanding during the period:
Basic	88,665,135	86,563,641	76,841,655	76,779,038	77,091,013
Diluted	88,926,543	86,837,806	77,065,076	77,007,971	77,419,288
Dividends paid per common share	$0.135	$0.135	$0.135	$0.130	$0.130

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2023	2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$254,230	$146,008
Debt securities	15,904	6,245
Marketable and restricted equity securities	2,928	665
Short-term investments	4,846	222
Total interest and dividend income	277,908	153,140
Interest expense:
Deposits	72,515	8,053
Borrowed funds	33,307	3,372
Total interest expense	105,822	11,425
Net interest income	172,086	141,715
Provision for credit losses	31,070	9
Provision for investment losses	331	58
Net interest income after provision for credit losses	140,685	141,648
Non-interest income:
Deposit Fees	5,523	5,244
Loan Fees	882	1,413
Loan level derivative income, net	2,736	2,301
Gain on investment securities, net	1,704	—
Gain on sales of loans and leases held-for-sale	1,946	635
Other	5,608	2,864
Total non-interest income	18,399	12,457
Non-interest expense:
Compensation and employee benefits	70,003	55,656
Occupancy	10,093	8,091
Equipment and data processing	12,993	10,009
Professional services	3,416	2,445
FDIC insurance	3,853	1,467
Advertising and marketing	2,792	2,591
Amortization of identified intangible assets	3,920	254
Merger and acquisition expense	7,411	535
Other	8,120	6,310
Total non-interest expense	122,601	87,358
Income before provision for income taxes	36,483	66,747
Provision for income taxes	7,073	16,847
Net income	$29,410	$49,900
Earnings per common share:
Basic	$0.34	$0.65
Diluted	$0.34	$0.65
Weighted average common shares outstanding during the period:
Basic	87,620,194	77,352,666
Diluted	87,887,980	77,671,601
Dividends paid per common share	$0.270	$0.255

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$8,737	$4,589	$607	$3,136	$6,470
Construction	3,828	3,883	707	—	—
Total commercial real estate loans	12,565	8,472	1,314	3,136	6,470

Commercial	16,023	5,495	464	618	892
Equipment financing	12,809	9,908	9,653	10,544	10,183
Condominium association	—	51	58	64	71
Total commercial loans and leases	28,832	15,454	10,175	11,226	11,146

Residential mortgage	4,343	3,449	2,680	2,741	2,412
Home equity	583	1,079	723	616	721
Other consumer	—	—	2	2	3
Total consumer loans	4,926	4,528	3,405	3,359	3,136

Total nonaccrual loans and leases	46,323	28,454	14,894	17,721	20,752

Other repossessed assets	602	508	408	591	507
Total nonperforming assets	$46,925	$28,962	$15,302	$18,312	$21,259

Loans and leases past due greater than 90 days and still accruing	$490	$726	$33	$9,583	$266

Nonperforming loans and leases as a percentage of total loans and leases	0.50%	0.31%	0.19%	0.24%	0.28%
Nonperforming assets as a percentage of total assets	0.42%	0.25%	0.17%	0.21%	0.25%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$120,865	$98,482	$94,169	$93,188	$95,463
Charge-offs	(1,690)	(845)	(658)	(598)	(1,533)
Recoveries	593	394	348	777	291
Net (charge-offs) recoveries	(1,097)	(451)	(310)	179	(1,242)
Provision (credit) for loan and lease losses excluding unfunded commitments *	6,049	22,834	4,623	802	(1,033)
Allowance for loan and lease losses at end of period	$125,817	$120,865	$98,482	$94,169	$93,188

Allowance for loan and lease losses as a percentage of total loans and leases	1.35%	1.31%	1.29%	1.27%	1.28%

NET CHARGE-OFFS (RECOVERIES):
Commercial real estate loans	$(6)	$(6)	$(6)	$(6)	$(6)
Commercial loans and leases	1,108	457	320	(179)	1,254
Consumer loans	(5)	—	(4)	6	(6)
Total net charge-offs (recoveries)	$1,097	$451	$310	$(179)	$1,242

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.05%	0.02%	0.02%	(0.01)%	0.07%

*Provision for loan and lease losses does not include (credit) provision of $(0.3) million, $2.5 million, $1.0 million, $2.0 million, and $1.2 million for credit losses on unfunded commitments during the three months ended June 20, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$1,000,440	$8,091	3.23%	$1,029,068	$7,974	3.10%	$726,374	$3,249	1.79%
Marketable and restricted equity securities (2)	77,364	1,673	8.65%	76,911	1,255	6.53%	30,461	337	4.42%
Short-term investments	229,474	3,351	5.84%	147,654	1,495	4.05%	99,905	156	0.62%
Total investments	1,307,278	13,115	4.01%	1,253,633	10,724	3.42%	856,740	3,742	1.75%
Loans and Leases:
Commercial real estate loans (3)	5,640,491	79,582	5.58%	5,579,977	67,667	4.85%	4,220,257	38,967	3.65%
Commercial loans (3)	913,732	13,502	5.85%	892,522	14,017	6.28%	695,365	7,074	4.03%
Equipment financing (3)	1,253,199	22,357	7.14%	1,226,717	21,213	6.92%	1,129,606	17,897	6.34%
Consumer loans (3)	1,482,799	16,903	4.56%	1,452,072	19,070	5.28%	1,195,051	10,397	3.48%
Total loans and leases	9,290,221	132,344	5.70%	9,151,288	121,967	5.33%	7,240,279	74,335	4.11%
Total interest-earning assets	10,597,499	145,459	5.49%	10,404,921	132,691	5.10%	8,097,019	78,077	3.86%
Non-interest-earning assets	675,173			726,166			418,311
Total assets	$11,272,672			$11,131,087			$8,515,330

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$735,001	1,069	0.58%	$810,333	901	0.45%	$612,439	216	0.14%
Savings accounts	1,374,337	5,917	1.73%	1,160,003	2,514	0.88%	930,957	211	0.09%
Money market accounts	2,140,522	13,989	2.62%	2,366,235	12,140	2.08%	2,429,043	2,073	0.34%
Certificates of deposit	1,390,913	10,021	2.89%	1,346,761	7,456	2.25%	1,018,471	1,694	0.67%
Brokered deposit accounts	975,700	12,151	5.00%	534,527	6,357	4.82%	115,535	88	0.30%
Total interest-bearing deposits	6,616,473	43,147	2.62%	6,217,859	29,368	1.92%	5,106,445	4,282	0.34%
Borrowings
Advances from the FHLBB	1,191,424	14,287	4.74%	1,264,523	14,531	4.60%	183,047	489	1.06%
Subordinated debentures and notes	84,098	1,363	6.49%	84,062	1,354	6.44%	83,952	1,262	6.02%
Other borrowed funds	86,896	523	2.41%	158,499	1,249	3.20%	106,363	129	0.48%
Total borrowings	1,362,418	16,173	4.70%	1,507,084	17,134	4.55%	373,362	1,880	1.99%
Total interest-bearing liabilities	7,978,891	59,320	2.98%	7,724,943	46,502	2.44%	5,479,807	6,162	0.45%
Non-interest-bearing liabilities:
Demand checking accounts	1,849,393			1,930,162			1,886,284
Other non-interest-bearing liabilities	270,221			316,347			173,072
Total liabilities	10,098,505			9,971,452			7,539,163
Stockholders’ equity	1,174,167			1,159,635			976,167
Total liabilities and equity	$11,272,672			$11,131,087			$8,515,330
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		86,139	2.51%		86,189	2.66%		71,915	3.41%
Less adjustment of tax-exempt income		102			140			48
Net interest income		$86,037			$86,049			$71,867
Net interest margin (5)			3.26%			3.36%			3.56%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$1,014,675	$16,065	3.17%	$723,336	$6,245	1.73%
Marketable and restricted equity securities (2)	77,139	2,928	7.59%	29,192	665	4.55%
Short-term investments	188,790	4,846	5.13%	145,934	222	0.30%
Total investments	1,280,604	23,839	3.72%	898,462	7,132	1.59%
Loans and Leases:
Commercial real estate loans (3)	5,610,401	147,249	5.22%	4,186,523	74,994	3.56%
Commercial loans (3)	903,185	27,519	6.06%	725,422	15,072	4.13%
Equipment financing (3)	1,240,031	43,570	7.03%	1,117,467	35,909	6.43%
Consumer loans (3)	1,467,521	35,973	4.91%	1,183,328	20,139	3.41%
Total loans and leases	9,221,138	254,311	5.52%	7,212,740	146,114	4.05%
Total interest-earning assets	10,501,742	278,150	5.30%	8,111,202	153,246	3.78%
Non-interest-earning assets	700,529			411,944
Total assets	$11,202,271			$8,523,146

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$772,459	1,970	0.51%	$601,227	319	0.11%
Savings accounts	1,267,762	8,431	1.34%	932,059	409	0.09%
Money market accounts	2,252,755	26,129	2.34%	2,422,845	3,643	0.30%
Certificates of deposit	1,368,959	17,477	2.57%	1,054,897	3,542	0.68%
Brokered deposit accounts	756,332	18,508	4.93%	124,096	140	0.23%
Total interest-bearing deposits	6,418,267	72,515	2.28%	5,135,124	8,053	0.32%
Borrowings
Advances from the FHLBB	1,227,772	28,818	4.67%	143,681	676	0.94%
Subordinated debentures and notes	84,080	2,717	6.46%	83,934	2,506	5.97%
Other borrowed funds	122,500	1,772	2.92%	118,156	190	0.32%
Total borrowings	1,434,352	33,307	4.62%	345,771	3,372	1.94%
Total interest-bearing liabilities	7,852,619	105,822	2.72%	5,480,895	11,425	0.42%
Non-interest-bearing liabilities:
Demand checking accounts	1,889,554			1,883,179
Other non-interest-bearing liabilities	293,157			172,400
Total liabilities	10,035,330			7,536,474
Stockholders’ equity	1,166,941			986,672
Total liabilities and equity	$11,202,271			$8,523,146
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		172,328	2.58%		141,821	3.36%
Less adjustment of tax-exempt income		242			106
Net interest income		$172,086			$141,715
Net interest margin (5)			3.31%			3.53%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended June 30,		At and for the Six Months Ended June 30,
		2023	2022	2023	2022
Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)		(Dollars in Thousands Except Share Data)

Reported Pretax Income		$27,815	$33,697	$36,483	$66,747
Less:
Security gains		3	—	1,704	—
Add:
Day 1 PCSB CECL provision		—	—	16,744	—
Merger and acquisition expense		1,002	535	7,411	535
Operating Pretax Income		$28,814	$34,232	$58,934	$67,282
Estimated effective tax rate		19.4%	25.2%	19.4%	25.2%
Estimated taxes		5,587	8,637	11,427	16,982
Operating earnings after tax		$23,227	$25,595	$47,507	$50,300

Operating earnings per common share:
Basic		$0.26	$0.33	$0.54	$0.65
Diluted		$0.26	$0.33	$0.54	$0.65

Weighted average common shares outstanding during the period:
Basic		88,665,135	77,091,013	87,620,194	77,352,666
Diluted		88,926,543	77,419,288	87,887,980	77,671,601

Return on average assets *		0.78%	1.18%	0.53%	1.17%
Less:
Security gains (after-tax) *		—%	—%	0.02%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	0.24%	—%
Merger and acquisition expense (after-tax) *		0.03%	0.02%	0.11%	0.01%
Operating return on average assets *		0.81%	1.20%	0.86%	1.18%

Return on average tangible assets *		0.79%	1.21%	0.54%	1.19%
Less:
Security gains (after-tax) *		—%	—%	0.03%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	0.25%	—%
Merger and acquisition expense (after-tax) *		0.03%	0.02%	0.11%	0.01%
Operating return on average tangible assets *		0.82%	1.23%	0.87%	1.20%

Return on average stockholders' equity *		7.44%	10.32%	5.04%	10.11%
Less:
Security gains (after-tax) *		—%	—%	0.24%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	2.31%	—%
Merger and acquisition expense (after-tax) *		0.28%	0.16%	1.02%	0.08%
Operating return on average stockholders' equity *		7.72%	10.48%	8.13%	10.19%

Return on average tangible stockholders' equity *		9.67%	12.39%	6.59%	12.11%
Less:
Security gains (after-tax) *		—%	—%	0.31%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	3.02%	—%
Merger and acquisition expense (after-tax) *		0.36%	0.20%	1.34%	0.10%
Operating return on average tangible stockholders' equity *		10.03%	12.59%	10.64%	12.21%

* Ratios at and for the three months ended are annualized.

	At and for the Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(Dollars in Thousands)

Net income, as reported	$21,850	$7,560	$29,695	$30,149	$25,195

Average total assets	$11,272,672	$11,131,087	$8,857,631	$8,586,420	$8,515,330
Less: Average goodwill and average identified intangible assets, net	270,147	278,135	162,266	162,387	162,507
Average tangible assets	$11,002,525	$10,852,952	$8,695,365	$8,424,033	$8,352,823

Return on average tangible assets (annualized)	0.79%	0.28%	1.37%	1.43%	1.21%

Average total stockholders’ equity	$1,174,167	$1,159,635	$982,306	$981,379	$976,167
Less: Average goodwill and average identified intangible assets, net	270,147	278,135	162,266	162,387	162,507
Average tangible stockholders’ equity	$904,020	$881,500	$820,040	$818,992	$813,660

Return on average tangible stockholders’ equity (annualized)	9.67%	3.43%	14.48%	14.72%	12.39%

Total stockholders’ equity	$1,162,308	$1,165,066	$992,125	$963,618	$968,496
Less:
Goodwill	241,222	241,222	160,427	160,427	160,427
Identified intangible assets, net	28,126	30,080	1,781	1,902	2,022
Tangible stockholders' equity	$892,960	$893,764	$829,917	$801,289	$806,047

Total assets	$11,206,078	$11,522,485	$9,185,836	$8,695,708	$8,514,230
Less:
Goodwill	241,222	241,222	160,427	160,427	160,427
Identified intangible assets, net	28,126	30,080	1,781	1,902	2,022
Tangible assets	$10,936,730	$11,251,183	$9,023,628	$8,533,379	$8,351,781

Tangible stockholders’ equity to tangible assets	8.16%	7.94%	9.20%	9.39%	9.65%

Tangible stockholders' equity	$892,960	$893,764	$829,917	$801,289	$806,047

Number of common shares issued	96,998,075	96,998,075	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	7,734,891	7,734,891	7,731,445	7,730,945	7,995,888
Unallocated ESOP shares	—	—	—	4,833	11,442
Unvested restricted shares	598,049	598,049	601,495	601,995	497,297
Number of common shares outstanding	88,665,135	88,665,135	76,844,232	76,839,399	76,672,545

Tangible book value per common share	$10.07	$10.08	$10.80	$10.43	$10.51

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